Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,671.72
Total Transaction Valuation	30,514,142.20
Total Offset Amount	1,077.28
Net Fee	$ 3,594.44